Prospectus Supplement	March 18, 2016

Putnam Retirement Income Fund Lifestyle 2
Prospectus dated December 30, 2015

Putnam Retirement Income Fund Lifestyle 3
Prospectus dated June 30, 2015

Effective immediately, the second paragraph of the sub-section The fund’s investment manager in the section Who oversees and manages the fund? is restated in its entirety as follows:

The fund pays a monthly management fee to Putnam Management. The fee is calculated by applying a rate to the fund’s average net assets for the month (excluding assets that are invested in other Putnam funds that charge a management fee). The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding fund assets that are invested in other Putnam funds), and generally declines as the aggregate net assets increase.

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